Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. §1350), Todd McKinnon, Chief Executive Officer of Okta, Inc. (the “Company”), and Brett Tighe, Chief Financial Officer of the Company, each hereby certifies that, to the best of his knowledge:

1.    The Company’s Quarterly Report on Form 10-Q for the quarterly period ended April 30, 2026, to which this Certification is attached as Exhibit 32.1 (the “Periodic Report”), fully complies with the requirements of Section 13(a) or Section 15(d) of the Exchange Act; and

2.    The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 28, 2026

/s/ Todd McKinnon
Todd McKinnon
Chief Executive Officer
(Principal Executive Officer)

/s/ Brett Tighe
Brett Tighe
Chief Financial Officer
(Principal Financial Officer)